NOVEMBER 30, 2002

SEMIANNUAL REPORT

INVESCO TREASURER'S SERIES FUNDS, INC.

TREASURER'S MONEY MARKET RESERVE FUND
TREASURER'S TAX-EXEMPT RESERVE FUND



[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF RAY CUNNINGHAM OMITTED]

A HAVEN AND SMART CASH MANAGEMENT TOOL IN ONE

FELLOW SHAREHOLDER:

The long months of market volatility have provided challenges for every investor. Yet it is this kind of environment that underscores the value of investing at least a portion of your portfolio in money market funds, which provide both a short-term savings vehicle and a haven against market volatility.

I'd like to reiterate our approach to money market management by providing some insight into our different investment alternatives.

o TREASURER'S MONEY MARKET RESERVE FUND and TREASURER'S TAX-EXEMPT RESERVE FUND provide potentially low-cost, higher-yield money market options for institutions and individuals with more than $100,000 to invest. The expense ratio of the two Treasurer's Funds is fixed at 0.25%, which is extremely competitive. (Treasurer's Tax-Exempt Reserve Fund income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

o CASH RESERVES FUND provides competitive current yields from a diversified portfolio of short-term obligations, as well as convenient access to your money through free check writing. (Checks are subject to a minimum amount of $500.)

o TAX-FREE MONEY FUND helps you shelter earnings from federal taxes by investing in the debt obligations of states and municipalities. (Income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

o U.S. GOVERNMENT MONEY FUND is designed for investors who are primarily concerned with safeguarding their principal, and invests in securities backed by the federal government and its agencies. This fund offers the highest credit quality of all INVESCO money market alternatives.

Remember, money market funds are not insured or guaranteed by the federal government, Federal Deposit Insurance Corporation or any other government agency. And, while the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Nonetheless, we believe these investment alternatives provide investors with a low-risk and increasingly convenient cash management tool that offers both flexibility and protection against market volatility.

Sincerely,

/s/ Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

"WITH THE COMBINATION OF AN ACCOMODATIVE MONETARY POLICY, LOW INFLATION AND INTEREST RATES, RELATIVELY LOW UNEMPLOYMENT, AND A CONTINUING EXPANSIVE FISCAL POLICY, GROWTH SHOULD PICK UP IN 2003."

-- SEE PAGE 6


TABLE OF CONTENTS

LETTER FROM THE PRESIDENT & CEO................1
MARKET HEADLINES...............................3
AN INTERVIEW WITH LYMAN MISSIMER...............5
INVESTMENT HOLDINGS............................7
FINANCIAL STATEMENTS..........................15
NOTES TO FINANCIAL STATEMENTS.................19
FINANCIAL HIGHLIGHTS..........................21


FOR THE LATEST YIELD INFORMATION, CALL US AT 1-800-525-8085 OR VISIT OUR WEB SITE AT INVESCOFUNDS.COM.

MARKET HEADLINES

"THE PREVAILING PESSIMISM IN THE MARKET SPURRED A BROAD "FLIGHT-TO-QUALITY," AS INVESTOR APPETITE FOR RISK WITHERED."

MARKET OVERVIEW

JUNE 2002 THROUGH NOVEMBER 2002

Uncertainty persisted during the six-month period ended November 30, 2002, as investors were fed a steady diet of unnerving developments. Early on, extreme pessimism stemming from lackluster corporate profits, insider-trading scandals, the ongoing corporate accounting quagmire, and the terrorist threat kept investors on their heels. As the summer unfolded, the Bush administration began seeking support for an attack on Iraq, which only added to the market's anxieties.

During the first three weeks of July, stocks endured a sharp sell-off, and the major market indexes broke through their previous lows that had been set in the days immediately following 9/11. The selling during July was so widespread and indiscriminate that some observers wondered if the bear market had finally found its bottom. As the month progressed, this speculation gained momentum, fueling a sharp (albeit choppy) rally that started during the last week of July and lasted into August.

There were reasons for optimism. For one, second calendar quarter corporate earnings reports generally exceeded depressed expectations. And government regulators appeared to be taking steps to restore public confidence in corporate accounting, notably by mandating that the top executives of America's largest companies certify under oath that their financial statements legitimately reflect the health of their businesses. Corporate America also took steps to win back public trust when several high-profile companies announced they would treat option compensation as an expense.

However, by the end of August, the rally stalled in response to a torrent of tepid economic data. Additionally, anxiety over the approaching anniversary of 9/11 and increased press coverage of the U.S.'s intentions toward Iraq further dampened the mood.

The prevailing pessimism in the market spurred a broad "flight-to-quality," as investor appetite for risk withered. Consequently, bonds, as they have for most of the past two years, continued to rally, particularly higher-quality bonds and those with shorter maturities. As a result of this rotation, interest rates trended lower and the yield curve steepened. Many economists and market observers called for the Federal Reserve, which had not lowered interest rates since December of 2001, to ease liquidity again.

The gloom only deepened in September. Third-quarter pre-announcements of earnings shortfalls were prevalent, and forward-looking earnings projections were also generally bleak. Meanwhile, economic news offered little respite from the negative headlines, and a labor dispute kept West Coast dockworkers from unloading cargo, resulting in a port lockout and mild inventory disruptions. All the while, the U.S.'s aggressive stance toward Iraq continued, fueling worries that war could break out soon. These developments only heightened the sense of uncertainty that had persisted all year. September closed out the worst quarter for the Dow Jones Industrial Average since 1987.

During October, the market's anxieties intensified, and stocks declined further, breaking through the lows set in July. Then, on October 9, the market reversed course on the heels of several stronger-than-expected corporate earnings reports. Interestingly, the month's economic data was not clearly positive. The fact that investors chose to focus on the month's positive developments rather than the negative was significant, as it marked a substantial change in the mood of investors. This optimism persisted into

November, prompting some observers to wonder whether the bear market in equities had gone into hibernation. And, although stocks remained volatile with the occasional soft trading day, the market bought on the dips rather than selling on strength, again reflecting a dramatic change in attitude.

Strong performance from the technology and telecommunications sectors provided another reason to be encouraged about the sustainability of the rally. These two groups had borne the brunt of the selling throughout the bear market. The fact that they have performed the best during the change in psychology reflects the market's renewed tolerance for risk. Indeed, the latest rally could be characterized as a "flight-from-quality," with more defensive sectors underperforming. Bonds, which have served as a countertrade to equities for the better part of two years, also retreated, in part pressured by a half-point interest rate cut by the Fed.

At the end of the period, investors were feeling better about the prospects for stocks and the economy than they did last spring. But risks persist -- specifically, the Iraqi wildcard, holiday sales, and whether the modest recovery seen during the fall will persist into 2003.

"THE FACT THAT INVESTORS CHOSE TO FOCUS ON THE MONTH'S POSITIVE DEVELOPMENTS RATHER THAN THE NEGATIVE WAS SIGNIFICANT, AS IT MARKED A SUBSTANTIAL CHANGE IN THE MOOD OF INVESTORS."

QUESTIONS & ANSWERS

AN INTERVIEW WITH TEAM LEADER LYMAN MISSIMER

RECOVERY HOPES KINDLED DESPITE VOLATILE MARKET

WHAT CONDITIONS AND EVENTS INFLUENCED OVERALL MONEY MARKET PERFORMANCE DURING THE PAST SIX MONTHS?

LYMAN MISSIMER: The downward momentum in the equity markets continued to plague the economy and the fixed-income markets. Even though the U.S. economy continued to grow, the stock market focused on the continuing corporate scandals, the concern over the quality of earnings, terrorism, and Middle East turmoil. The U.S. Treasury market continued to improve as investors looked for a haven amid the volatility of other markets. The two-year Treasury note, the most sensitive to Federal Reserve policy, declined from over 3% to below 1.75% as it became more likely that the Greenspan-led Fed would lower interest rates further.

The continued deterioration in corporate credit also negatively affected markets. As credit ratings were lowered, many companies had trouble raising money. Several large bankruptcies also negatively affected the mood and overall investor confidence. Money market participants had expected the Fed to begin raising rates by the end of the year. Instead, the central bank eased rates further as the third quarter ended. The Fed lowered the federal funds rate target by 50 basis points to 1.25% on November 6.

[PHOTOGRAPH OF LYMAN MISSIMER OMITTED]

LYMAN MISSIMER, CFA

TEAM LEADER

VICE PRESIDENT LYMAN MISSIMER III LEADS A TEAM OF MANAGERS WHO OVERSEE THE CASH RESERVES FUND, THE TAX-FREE MONEY FUND, AND THE U.S. GOVERNMENT MONEY FUND. HE JOINED AIM CAPITAL MANAGEMENT, INC., WHICH IS THE SUB-ADVISOR FOR INVESCO'S MONEY MARKET PORTFOLIOS, IN 1995 AND HAS MORE THAN 20 YEARS OF INVESTING EXPERIENCE. LYMAN EARNED HIS BACHELOR'S DEGREE FROM DARTMOUTH COLLEGE AND AN MBA FROM THE UNIVERSITY OF CHICAGO GRADUATE SCHOOL OF BUSINESS. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT RESEARCH.

WHAT MANAGEMENT DECISIONS INFLUENCED THE PERFORMANCE OF THE PORTFOLIOS?

LYMAN MISSIMER: The weighted-average maturities (WAM) of our portfolios were extended to reflect the neutral rate environment during the past six months. As we moved into the fall, and it became more likely that the Fed would indeed lower rates, the WAMs were lengthened further to lock in yields before rates fell. Also, strong credit quality was emphasized more than ever as overall corporate credit quality continued to deteriorate.

IN YOUR OPINION, WHAT CAN INVESTORS EXPECT IN THE COMING SIX MONTHS?

LYMAN MISSIMER: There is little doubt that market volatility will be with us for the foreseeable future. Because of the uncertainty caused by the Middle East turmoil and the threat of war with Iraq, it is hard to make projections about the economy with any strong conviction. However, we believe that the economic recovery will continue and that there is little chance of a retreat back into recession. With the combination of an accommodative monetary policy, low inflation and interest rates, relatively low unemployment, and a continuing expansive fiscal policy, growth should pick up in 2003.

Having said that, an unexpected event could derail confidence and perhaps push the economy back toward recession. Since the Fed has lowered the federal funds rate target so aggressively, we expect interest rates will likely rise in the future.

The Fed has now gone to a neutral balance of risks, so one could assume they are done easing in this cycle, but we know that can change. Assuming its next move is to raise rates, the timing is also almost impossible to predict. Currently, the federal funds futures market expects a move sometime in the second quarter, but the timing is dependent on geopolitical events.

AGAINST THIS EXPECTED BACKDROP, HOW WILL YOU POSITION YOUR PORTFOLIOS TO REALIZETHEIR OBJECTIVES?

LYMAN MISSIMER: We will begin to shorten the weighted-average maturities back down to the 40-day range, after having had longer maturities in an effort to capture the higher yields before the Fed eased. Assuming the economic recovery begins to strengthen, we will look to shorten the duration more, as we get closer to the date when the Fed begins a tightening cycle.

Furthermore, we will continue to keep a significant cash position to handle some of the large customer flows and to maintain adequate liquidity. Finally, we will continue to utilize higher-quality securities until the credit cycle starts to improve.

"SINCE THE FED HAS LOWERED THE FEDERAL FUNDS RATE TARGET SO AGGRESSIVELY, WE EXPECT INTEREST RATES WILL LIKELY RISE IN THE FUTURE."

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO TREASURER'S SERIES FUNDS, INC.
NOVEMBER 30, 2002
UNAUDITED

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------
TREASURER'S MONEY MARKET RESERVE FUND
89.57  SHORT-TERM INVESTMENTS
7.57   US GOVERNMENT AGENCY OBLIGATIONS
       Federal Home Loan Bank
        12/2/2002                                            1.21    $   30,000,000     $    29,999,008
        9/26/2003                                            2.08        10,000,000          10,000,000
       Freddie Mac, Medium-Term Notes, 10/27/2003            1.90         5,000,000           5,000,000
========================================================================================================
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $44,999,008)                                                       44,999,008
========================================================================================================
47.43  COMMERCIAL PAPER
2.51   ASSET-BACKED SECURITIES --
          COMMERCIAL LOANS & LEASES
       Atlantis One Funding, 3/17/2003                       1.62        15,000,000          14,929,585
========================================================================================================
1.14   ASSET-BACKED SECURITIES--
          FULLY BACKED
       Capital One Auto Finance Trust, Series 2002-B
         9/15/2003                                           1.77         6,779,891           6,779,891
========================================================================================================
19.20  ASSET-BACKED SECURITIES--
          MULTI-PURPOSE
       Beta Finance, Medium-Term Notes, F/VR, 10/7/2003      1.35        24,200,000          24,200,000
       Charta Corp, 12/2/2002                                1.81        10,000,000           9,999,504
       Edison Asset Securitization LLC
         1/16/2003                                           1.80        15,000,000          14,966,000
         2/18/2003                                           1.83        15,000,000          14,940,962
       Preferred Receivables Funding, 12/4/2002              1.75        25,000,000          24,996,408
       Sheffield Receivables, 1/21/2003                      1.36        25,000,000          25,000,000
========================================================================================================
                                                                                            114,102,874
10.15  ASSET-BACKED SECURITIES --
          TRADE RECEIVABLES
       Blue Ridge Asset Funding, 1/3/2003                    1.81        25,000,000          24,959,279
       Thunder Bay Funding, 12/10/2002                       1.80        28,847,000          28,834,208
       World Omni Auto Receivables Trust
         Series 2002-A, 7/15/2003                            1.88         6,529,513           6,529,512
========================================================================================================
                                                                                             60,322,999
5.71   CONSUMER FINANCE
       General Electric Capital Services, 5/1/2003           1.82         2,000,000           1,985,044
       National Australia Funding, 2/7/2003                  2.14         7,000,000           6,972,157
       Old Line Funding, 12/6/2002                           1.40        25,000,000          24,995,208
========================================================================================================
                                                                                             33,952,409
8.72   DIVERSIFIED FINANCIAL SERVICES
       Amsterdam Funding, 3/28/2003                          1.74         7,000,000           6,961,263
       Fortis Funding LLC, 3/27/2003                         1.62        25,000,000          24,871,735
       Morgan Stanley Dean Witter, F/VR, 2/21/2003           1.46        20,000,000          20,000,000
========================================================================================================
                                                                                             51,832,998
                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------
         TOTAL COMMERCIAL PAPER
           (Amortized Cost $281,920,756)                                                $   281,920,756
========================================================================================================
8.24   CERTIFICATES OF DEPOSIT -- BANKS
       HBOS Treasury Services PLC, 5/6/2003                  1.52    $   20,000,000          20,000,000
       Svenska Handelsbanken AB, 2/28/2003                   1.77        29,000,000          29,000,000
========================================================================================================
         TOTAL CERTIFICATES OF DEPOSIT
           (Cost $49,000,000)                                                                49,000,000
========================================================================================================
1.13   MUNICIPAL NOTES(a)--
         HEALTH CARE FACILITIES -- HOSPITALS
       Fairview Hosp & Hlthcare Svcs of Minnesota
         (MBIA Insured), ACES, Hosp Rev, Series A,
         11/1/2015                                           1.40         3,400,000           3,400,000
       Hlth Ins Plan Grtr New York
         (LOC - Morgan Gty Trust), Gen Oblig,
         ACES, Ind Rev, Series B-1, 7/1/2016                 1.40         3,300,000           3,300,000
========================================================================================================
         TOTAL MUNICIPAL SHORT-TERM NOTES
           (Cost $6,700,000)                                                                  6,700,000
========================================================================================================
5.22   PROMISSORY NOTES -- DIVERSIFIED
          FINANCIAL SERVICES
       Goldman Sachs Group, F/VR, 3/5/2003(d)
         (Cost $31,000,000)                                  1.57        31,000,000          31,000,000
========================================================================================================
19.98  REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 11/29/2002 due 12/2/2002 at 1.300%,
         repurchased at $118,757,523 (Collateralized by:
         Fannie Mae, Discount Notes, due 11/14/2003,
         value $25,261,267; Federal Home Loan Bank, Bonds,
         due 12/17/2003 at 1.600%, value $48,266,333; and
         Federal Home Loan Bank, Bonds, due 12/22/2003
         at 1.550%, value $48,227,107) (Cost $118,744,659)              118,744,659         118,744,659
========================================================================================================
89.57  TOTAL INVESTMENTS AT VALUE
         (AMORTIZED COST $532,364,423)(b)                                                   532,364,423
========================================================================================================
10.43  OTHER ASSETS LESS LIABILITIES                                                         61,989,858
========================================================================================================
100.00 NET ASSETS AT VALUE                                                              $   594,354,281
========================================================================================================

TREASURES'S TAX-EXEMPT RESERVE FUND
100.61 SHORT-TERM INVESTMENTS
99.13  MUNICIPAL NOTES(a)
8.52   ALABAMA
       Birmingham Med Clinic Brd, Alabama
         (LOC - AmSouth Bank), AR, Med Clinic Rev,
         UAHSF Series 1991, 12/1/2026                        1.30    $    3,000,000     $     3,000,000
       Mobile Indl Dev Brd, Alabama (Holnam
         Inc Proj) (LOC - Bayerische Landesbank),
         V/FRD, IDR, Ref, Series 1999, 8/1/2009              1.30         1,000,000           1,000,000
========================================================================================================
                                                                                              4,000,000

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

1.61   ALASKA
       Alaska Indl Dev & Export Auth (Fairbanks Gold Mining
         Proj) (Amax Gold) (LOC - Bank of Nova Scotia),
         AR, Exmp Facil Rev, Series 1997, 5/1/2009           1.25    $      500,000     $       500,000
       North Slope Borough, Alaska (MBIA Insured), FR,
         Gen Oblig, Conv Series 1992A, 6/30/2002             1.50           250,000             256,311
========================================================================================================
                                                                                                756,311
3.05   ARIZONA
       Maricopa Cnty Indl Dev Auth, Arizona (McLane
         Co Proj) (LOC - Wachovia Bank), VRD, Rev,
         Series 1984, 10/1/2004                              1.75           430,000             430,000
       Pima Cnty Indl Dev Auth, Arizona, (Tucson Elec Pwr
         Irvington Proj) (LOC - Toronto Dominion Bank)
         FRD, IDR, 1982 Series A, 10/1/2022                  1.20         1,000,000           1,000,000
========================================================================================================
                                                                                              1,430,000
0.85   ARKANSAS
       Clark Cnty, Arkansas (Reynolds Metals Proj)
         (LOC - SunTrust Bank), AR, Solid Waste Disp
         Rev, Series 1992, 8/1/2022                          1.25           400,000             400,000
========================================================================================================
4.33   COLORADO
       Commerce City, Colorado (MBIA Insured),
         FR, Sales & Use Tax Rev, Series 1995, 8/1/2006      1.46           100,000             103,494
       Douglas Cnty School Dist #RE1, Colorado (Douglas
         & Elbert Cntys) (MBIA Insured), FR, Gen
         Oblig, Ref, Series 1994B, 12/15/2003                1.50           200,000             208,522
       Fraser, Colorado (Safeway Inc Projs) (LOC - Banker's
         Trust), AR, IDR, Ref, Series 1993, 12/1/2003        1.75           790,000             790,000
       Larimer Cnty, Colorado (Courthouse & Office Facils)
         (FSA Insured), FR, Ctfs of Participation,
         12/15/2002                                          1.50           260,000             260,049
       Smith Creek Metro Dist, Colorado (Eagle Cnty)
         (LOC - Bank of America), VR, Rev, Series 1997,
         10/1/2035                                           1.30           500,000             500,000
       Weld Cnty School Dist 6, Colorado (FSA Insured),
         FR, Gen Oblig, Ref, Series 2002-96R, 12/1/2002      1.35           170,000             170,000
========================================================================================================
                                                                                              2,032,065
5.17   FLORIDA
       Alachua Cnty, Florida (Florida Convalescent
         Ctrs Proj) (LOC - Wells Fargo & Co), VRD/FR,
         IDR, Ref
          Series 1987A, 1/1/2012                             1.80           280,000             280,000
          Series 1987B, 1/1/2012                             1.90           200,000             200,000
       Brooksville, Florida (FSA Insured), FR, Wtr & Swr
          Rev, Ref, Series 2002, 10/1/2003                   1.75           140,000             140,863
       Florida Brd of Ed, FR, Gen Oblig, Pub Ed Cap
         Outlay, 1992 Series C, 6/1/2023                     1.45           200,000             206,344
       Marion Cnty Indl Dev Auth, Florida (Florida
         Convalescent Ctrs Proj) (LOC - Wells Fargo & Co),
         VRD/FR, IDR, Ref, Series 1988A, 1/1/2011            1.90           700,000             700,000

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

       Univ of North Florida Fndtn, (LOC - First
         Union Natl Bank), AR, Parking System Rev,
         Series 1998, 5/1/2028                               1.30    $      900,000     $       900,000
========================================================================================================
                                                                                              2,427,207
7.46   GEORGIA
       Floyd Cnty Dev Auth, Georgia (Shorter College Proj)
         (LOC - SunTrust Bank), AR, Rev, Series 1998,
         6/1/2017                                            1.31         3,500,000           3,500,000
========================================================================================================
13.67  ILLINOIS
       Cmnty Unit School Dist #200, DuPage Cnty, Illinois
         (Wheaton Warrenville) (FSA Insured), FR,
         Ltd School Bds, Series 2002B, 12/1/2002             1.59           300,000             300,000
       Crest Hill, Illinois (Will Cnty) (AMBAC Insured),
         FR, Wtrwks & Sewerage System Rev, Ref,
         Series 2002, 5/1/2003                               1.55           185,000             185,342
       East Peoria, Illinois (Radnor/East Peoria
         Partnership Proj) (LOC - Bank of America), F/VR,
         Multifamily Hsg Rev, Series 1983, 6/1/2008          1.55         1,810,000           1,810,000
       Illinois Dev Fin Auth (Orleans-Illinois Proj)
         (FSA Insured), AR, Multifamily Hsg Rev Ref,
         Series 1992, 2/1/2028                               1.25           795,000             795,000
       Kankakee, Illinois (Kankakee Cnty) (FGIC Insured),
         FR, Sewerage Ref Rev, Series 1991, 5/1/2016         1.25           500,000             521,853
       McCook, Illinois (Illinois Saint Andrew Soc Proj)
         (LOC - Northern Trust), VRD, Rev, Series 1996A,
         12/1/2021                                           1.20         2,800,000           2,800,000
========================================================================================================
                                                                                              6,412,195
0.65   INDIANA
       Purdue Univ Trustees, Indiana, FR, Purdue Univ
         Student Fee, Series R, 7/1/2003                     1.67           300,000             304,020
========================================================================================================
4.56   IOWA
       Davenport, Iowa (Scott Cnty), FR, Gen Oblig Ref,
         Series 1998-A, 6/1/2003                             1.35           275,000             279,117
       Iowa Fin Auth (Burlington Med Ctr) (FSA
         Insured), ADR, Series 1997, 6/1/2027                1.30           500,000             500,000
       Iowa Fin Auth (YMCA Proj) (LOC - Wells Fargo &
         Co), VR, Econ Dev Rev, Series 2000, 6/1/2010        1.30         1,360,000           1,360,000
========================================================================================================
                                                                                              2,139,117
3.28   KANSAS
       Kansas Dev Fin Auth (Hays Med Ctr) (LOC - Firstar
         Bank), VRD, Rev, Series 2000N, 5/15/2026            1.30           750,000             750,000
       Olathe, Kansas, FR, Gen Oblig, Series 198, 4/1/2003   1.85           385,000             388,016
       United Govt of Wyandotte Cnty/Kansas City, Kansas
         (MBIA Insured), FR, Gen Oblig Impt,
         Series 2002-A, 8/1/2003                             1.50           400,000             401,311
========================================================================================================
                                                                                              1,539,327

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

0.86   KENTUCKY
       Kentucky Asset/Liability Commn, FR, Gen Fund,
        TRAN, 2002 Series A, 6/26/2003                       1.67    $      400,000     $       402,435
========================================================================================================
0.75   MICHIGAN
       Farmington Hills Hosp Fin Auth, Michigan (Botsford
         Gen Hosp) (MBIA Insured), VR, Hosp Rev,
         Series 1991B, 2/15/2016                             1.20           350,000             350,000
========================================================================================================
2.13   MINNESOTA
       Minneapolis & St Paul Hsg & Redev Auth, Minnesota
         (Children's Hlth Care) (FSA Insured), VR,
         Hlth Care Rev, Series 1995B, 8/15/2025              1.20         1,000,000           1,000,000
========================================================================================================
0.51   MISSOURI
       Southeast Missouri Univ (MBIA Insured),
         FR, Hsg System Ref & Impt Rev, Series 1993,
         4/1/2014                                            1.85           230,000             237,461
========================================================================================================
5.75   NEW HAMPSHIRE
       New Hampshire Bus Fin Auth (Wheelabrator
         Concord LP Proj) (LOC - Wachovia Bank), AR,
         Resource Recovery Rev, 1997 Series B,
         1/1/2018                                            1.30         2,700,000           2,700,000
========================================================================================================
0.65   NEW JERSEY
       Gloucester Cnty, New Jersey (FGIC Insured), FR,
         Gen Oblig, Series 2001, 7/1/2003                    1.45           300,000             305,252
========================================================================================================
1.07   NORTH CAROLINA
       North Carolina Med Care Commn (Baptist
         Retirement Homes North Carolina)
         (LOC - Wachovia Bank), VRD, Taxable Hlth
         Care Facils First Mtg Rev, Series 2001C,
         10/1/2008                                           1.52           500,000             500,000
========================================================================================================
2.56   OHIO
       Univ of Toledo, Ohio (State Univ of Ohio)
         (FGIC Insured), VR, Gen Rcpts, Rev,
         Series 2002,  6/1/2032                              1.25         1,200,000           1,200,000
========================================================================================================
1.90   PENNSYLVANIA
       Allegheny Cnty Higher Ed Bldg Auth,
         Pennsylvania (Duquesne Univ Proj),
         (AMBAC Insured), FR, Univ Rev, Ref,
         Series 1998, 3/1/2003                               1.80           100,000             100,586
       Pennsylvania (MBIA Insured), FR, Gen Oblig,
         First Series 1999, 6/1/2003                         1.75           160,000             162,566
       Pennsylvania Infrastructure Invt Auth (Pennvest Ln
         Pool Proj), A/FR, Series 1991A, 9/1/2010            1.65           310,000             325,871
       Philadelphia, Pennsylvania (FGIC Insured), FR,
         Gen Oblig, Ref, Series 1993A, 5/15/2003             1.75           300,000             304,549
========================================================================================================
                                                                                                893,572

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

0.66   RHODE ISLAND
       Pawtucket, Rhode Island (FGIC Insured), FR,
         Gen Oblig, 4/15/2007                                1.35    $      300,000     $       310,711
========================================================================================================
5.60   SOUTH CAROLINA
       Greenville Cnty, South Carolina (Greenville
         Technical College), FR, Gen Oblig
         Impt & Ref, Series 2002, 4/1/2003                   1.65           425,000             427,575
       South Carolina Edl Facils Auth (Morris
         College Proj) (LOC - Bank of America), VRD,
         Edl Facils Rev, 7/1/2017                            1.20         1,300,000           1,300,000
       South Carolina Jobs-Econ Dev Auth (Catholic Diocese
         Proj) (LOC - Bank of America), VRD, Rev,
         Series 1998, 9/1/2018                               1.20           900,000             900,000
========================================================================================================
                                                                                              2,627,575
8.65   TENNESSEE
       Hamilton Cnty Indl Dev Brd, Tennessee
         (Trade Ctr Hotel Assoc #3 Ltd Partnership/Proj)
         (LOC -Mellon Bank), AR, IDR, Ref,
         Series 1998C, 9/1/2016                              1.35         1,900,000           1,900,000
       Johnson City, Tennessee (FGIC Insured), FR,
         Gen Oblig, Ref, Series 1998, 6/1/2003               1.47           100,000             101,301
       Metro Govt Nashville, Tennessee (Davidson Cnty)
         (FGIC Insured), FR, Wtr & Swr Rev,
         Series 1998B, 1/1/2003                              1.50           555,000             556,161
       Tullahoma Indl Dev Brd, Tennessee (Marine
         Master Proj) (LOC - AmSouth Bank), AR, Rev,
         Series 2002, 10/1/2017                              1.51         1,500,000           1,500,000
========================================================================================================
                                                                                              4,057,462
7.86   TEXAS
       Cameron Cnty, Texas (AMBAC Insured), FR,
         Ctfs of Oblig, Series 2002, 2/15/2003               1.79           150,000             151,517
       Corpus Christi, Texas (FSA Insured), FR,
         Combination Tax & Muni Hotel Occupancy Tax,
         Rev Ctfs of Oblig, Series 2002, 9/1/2003            1.40           270,000             270,000
       Denton, Texas (FGIC Insured), FR, Gen Oblig Ltd,
         Series 1996, 2/15/2003                              1.50           100,000             101,213
       Harris Cnty, Texas, FR, Rd Bds, Gen Oblig,
         Series 1984C, 12/1/2002                             1.95           500,000             500,000
       Katy Indpt School Dist, Texas (Fort Bend,
         Harris & Waller Cntys) (PSFG Insured), FR
          Ltd Tax, Ref, Series 2002, 2/15/2003               1.40           365,000             365,617
          Unltd Tax School Bldg, Series 2002-A,
            2/15/2003                                        1.65           200,000             202,190
       North East Indpt School Dist, Texas, (Bexar Cnty)
         (PSFG Insured), FR, Unltd Tax School Bldg Bds,
         Series 1999, 10/1/2003                              1.58           300,000             312,169
       Northside Indpt School Dist, Texas, (Bexar Cnty)
         (PSFG Insured), A/FR, Unltd Tax School Bldg Bds,
         Series 2001-A, 8/1/2003                             1.60           400,000             401,052
       Texas, FR, TRAN, Series 2002, 8/29/2003               1.48           700,000             706,483
       Texas Technical College System (AMBAC Insured),
         FR, Fin System Rev, Series 2002, 8/1/2003           1.69           285,000             290,263

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

       Webb Cnty, Texas (FGIC Insured), FR, Ctfs of Oblig,
         Series 2002, 2/15/2003                              1.45    $      385,000     $       386,222
========================================================================================================
                                                                                              3,686,726
0.98   UTAH
       Tremonton, Utah (Safeway Inc Projs) (LOC - Banker's
         Trust), AR, IDR, Ref, Series 1993, 12/1/2003        1.75           460,000             460,000
========================================================================================================
1.83   WASHINGTON
       Lake Tapps Pkwy Pptys, Washington (LOC - US Bank),
         VRD, Special Rev, 1999 Series A, 12/1/2019          1.30           300,000             300,000
       Richland, Washington (AMBAC Insured), FR, Ltd
         Tax Gen Oblig, 12/1/2002                            2.01           195,000             195,000
       Sequim School Dist #323, Washington (Clallam
         & Jefferson Cntys) (MBIA Insured), FR, Unltd
         Tax Gen Oblig, Ref, 1993, 12/1/2002                 1.35           365,000             365,000
========================================================================================================
                                                                                                860,000
4.22   WISCONSIN
       Appleton Redev Auth, Wisconsin (Fox Cities
         Performing Arts Ctr Proj) (LOC - Bank One,
         Firstar & Marshall & Ilsley), ARD, Redev Rev,
         Series 2001B, 6/1/2036                              1.25           350,000             350,000
       Elkhorn Area School Dist, Wisconsin (Walworth
         Cnty) (FSA Insured), FR, Gen Oblig, Ref,
         Series 2002A, 4/1/2003                              1.35           250,000             250,536
       Lancaster Cmnty School Dist, Wisconsin (Grant
         Cnty) (AMBAC Insured), FR, Gen Oblig, Ref,
         4/1/2007                                            1.65           100,000             101,769
       Madison Cmnty Dev Auth, Wisconsin (Hamilton
         Point Apts Proj) (LOC - Bank One), AR, Multifamily
         Hsg Rev, Ref, Series 1997A, 10/1/2002               1.38           980,000             980,000
       Superior School Dist, Wisconsin (Douglas Cnty)
         (FSA Insured), FR, Gen Oblig, Ref, 4/1/2003         1.55           130,000             130,618
       Wisconsin Hsg & Econ Dev Auth, FR, Home
         Ownership Rev, Series 2002C, 9/1/2003               1.70           165,000             165,548
========================================================================================================
                                                                                              1,978,471
       TOTAL MUNICIPAL NOTES
         (Amortized Cost $46,509,907)                                                        46,509,907
========================================================================================================
1.48   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 11/29/2002 due 12/2/2002 at
         1.300%, repurchased at $696,605
         (Collateralized by Freddie Mac,
         Reference Notes, due 9/15/2010,
         at 6.875%, value $714,880)
         (Cost $696,530)                                                    696,530             696,530
========================================================================================================
100.61 TOTAL INVESTMENTS AT VALUE
         (AMORTIZED COST $47,206,437)(b)                                                     47,206,437
========================================================================================================
(0.61) OTHER ASSETS LESS LIABILITIES                                                           (286,916)
========================================================================================================
100.00 NET ASSETS AT VALUE                                                              $    46,919,521
========================================================================================================

(a)  All  securities  with a maturity  date  greater than one year have either a variable  rate, demand  feature,  prerefunded,  optional or mandatory  put resulting in an effective maturity of one year or less.

(b)  Also represents cost of investments for income tax purposes.

The following acronyms may be used in security descriptions:
ACES(c)         --      Adjustable Convertable Extendable Securities
ADR(c)          --      Adjustable Demand Revenue
A/FR(c)         --      Adjustable/Fixed Rate
AMBAC           --      American Municipal Bond Assurance Corporation
AR(c)           --      Adjustable Rate
ARD(c)          --      Adjustable Rate Demand
F/FR(c)         --      Floating/Fixed Rate
F/VR(c)         --      Floating/Variable Rate
FGIC            --      Financial Guaranty Insurance Company
FR              --      Fixed Rate
FRD(c)          --      Floating Rate Demand
FSA             --      Financial Security Assurance
IDR             --      Industrial Development Revenue
LOC             --      Letter of Credit
MBIA            --      Municipal Bond Investors Assurance Corporation
PSFG            --      Permanent School Fund Guarantee Program
TRAN            --      Tax & Revenue Anticipation Notes
UAHSF           --      University of Alabama Health Sciences Foundation
V/FRD(c)        --      Variable/Fixed Rate Demand
VR(c)           --      Variable Rate
VRD(c)          --      Variable Rate Demand
VRD/FR(c)       --      Variable Rate Demand/Fixed Rate

(c) Rate is subject to change.

(d) The following is a restricted and illiquid security at November 30, 2002:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES

                                                                        VALUE AS
                                 ACQUISITION        ACQUISITION             % OF
DESCRIPTION                             DATE               COST       NET ASSETS
--------------------------------------------------------------------------------
TREASURER'S MONEY MARKET RESERVE FUND
Goldman Sachs Group, F/VR
  3/5/2003                         11/5/2002   $     31,000,000            5.22%
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO TREASURER'S SERIES FUNDS, INC.
NOVEMBER 30, 2002
UNAUDITED


                                            TREASURER'S             TREASURER'S
                                           MONEY MARKET              TAX-EXEMPT
                                           RESERVE FUND            RESERVE FUND
================================================================================
ASSETS
Investment Securities:
  At Cost(a)                            $   532,364,423          $   47,206,437
================================================================================
  At Value(a)                           $   532,364,423          $   47,206,437
Receivables:
  Fund Shares Sold                           68,013,666                 850,417
  Interest                                      284,568                 205,301
Prepaid Expenses and Other Assets                27,738                   1,991
================================================================================
TOTAL ASSETS                                600,690,395              48,264,146
================================================================================
LIABILITIES
Payables:
  Custodian                                         168                       0
  Distributions to Shareholders                 333,740                     387
  Investment Securities Purchased                     0               1,341,563
  Fund Shares Repurchased                     5,977,925                   1,000
Accrued Expenses and Other Payables              24,281                   1,675
================================================================================
TOTAL LIABILITIES                             6,336,114               1,344,625
================================================================================
NET ASSETS AT VALUE                     $   594,354,281          $   46,919,521
================================================================================
Shares Outstanding(b)                       594,354,281              46,919,521
================================================================================
NET ASSET VALUE, Offering and Redemption
  Price per Share                       $          1.00          $         1.00
================================================================================

(a) Investment securities at cost and value at November 30, 2002, include repurchase agreements of $118,744,659 and $696,530 for Treasurer's Money Market Reserve and Treasurer's Tax-Exempt Reserve Funds, respectively.

(b) The INVESCO Treasurer's Series Funds, Inc. have 10 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 7 billion have been allocated to Treasurer's Money Market Reserve Fund and 1 billion to Treasurer's Tax-Exempt Reserve Fund. Paid-in-capital was $594,354,281 and $46,919,521 for Treasurer's Money Market Reserve and Treasurer's Tax-Exempt Reserve Funds, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO TREASURER'S SERIES FUNDS, INC.
SIX MONTHS ENDED NOVEMBER 30, 2002
UNAUDITED


                                            TREASURER'S             TREASURER'S
                                           MONEY MARKET              TAX-EXEMPT
                                           RESERVE FUND            RESERVE FUND
================================================================================
INVESTMENT INCOME
INTEREST INCOME                         $     5,441,785          $      404,287
EXPENSES
Investment Advisory Fees                        756,372                  66,113
================================================================================
NET INVESTMENT INCOME AND NET INCREASE
  IN NET ASSETS FROM OPERATIONS         $     4,685,413          $      338,174
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
TREASURER'S MONEY MARKET RESERVE FUND

                                                                 SIX MONTHS                    YEAR
                                                                      ENDED                   ENDED
                                                                NOVEMBER 30                  MAY 31
----------------------------------------------------------------------------------------------------
                                                                       2002                    2002
                                                                  UNAUDITED
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and Distributed to
  Shareholders                                             $      4,685,413         $    28,262,735
====================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              $  2,668,494,423         $ 8,682,351,352
Reinvestment of Dividends                                         2,642,837              18,367,385
====================================================================================================
                                                              2,671,137,260           8,700,718,737
Amounts Paid for Repurchases of Shares                       (2,844,310,735)         (9,361,206,752)
====================================================================================================
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                 (173,173,475)           (660,488,015)
NET ASSETS
Beginning of Period                                             767,527,756           1,428,015,771
====================================================================================================
End of Period                                              $    594,354,281         $   767,527,756
====================================================================================================

                           --------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                                   2,668,494,423           8,682,351,352
Shares Issued from the Reinvestment of Dividends                  2,642,837              18,367,385
====================================================================================================
                                                              2,671,137,260           8,700,718,737
Shares Repurchased                                           (2,844,310,735)         (9,361,206,752)
====================================================================================================
NET DECREASE IN FUND SHARES                                    (173,173,475)           (660,488,015)
====================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
TREASURER'S TAX-EXEMPT RESERVE FUND



                                                                 SIX MONTHS                    YEAR
                                                                      ENDED                   ENDED
                                                                NOVEMBER 30                  MAY 31
----------------------------------------------------------------------------------------------------
                                                                       2002                    2002
                                                                  UNAUDITED

OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and Distributed to
  Shareholders                                             $        338,174         $     1,262,841
====================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              $     46,784,520         $   112,464,897
Reinvestment of Dividends                                           330,125               1,239,804
====================================================================================================
                                                                 47,114,645             113,704,701
Amounts Paid for Repurchases of Shares                          (67,601,587)           (105,935,827)
====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                  (20,486,942)              7,768,874
NET ASSETS
Beginning of Period                                              67,406,463              59,637,589
====================================================================================================
End of Period                                              $     46,919,521         $    67,406,463
====================================================================================================

                       -----------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                      46,784,520             112,464,897
Shares Issued from the Reinvestment of Dividends                    330,125               1,239,804
====================================================================================================
                                                                 47,114,645             113,704,701
Shares Repurchased                                              (67,601,587)           (105,935,827)
====================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                          (20,486,942)              7,768,874
====================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO TREASURER'S SERIES FUNDS, INC.
UNAUDITED

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Treasurer's Series Funds, Inc. is incorporated in Maryland and consists of two separate funds: Treasurer's Money Market Reserve Fund ("Money Fund") and Treasurer's
Tax-Exempt Reserve Fund ("Tax-Exempt Fund") (individually the "Fund" and collectively, the "Funds"). The investment objective of the Funds is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. INVESCO Treasurer's Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by the Funds are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, or events or circumstances that may affect the value of portfolio securities are identified by the time that the net asset value per share is determined, these securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. The Fund amortizes discounts or premiums paid on purchases of securities to the earliest put, call or maturity date. Cost is determined on the specific identification basis.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Such dividends are automatically reinvested at the month-end net asset value, unless the shareholder requests a cash payment.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Fund is based on the annual rate of 0.25% of each Fund's average net assets. In accordance with a Sub-Advisory Agreement between IFG and AIM Capital Management, Inc. ("AIM"), affiliated with IFG, provides that investment decisions of the Funds are made by AIM. Fees for such sub-advisory services are paid by IFG. IFG is also responsible for providing certain administrative and clerical services and facilities necessary for the operation of the Fund. In accordance with the Investment Advisory Agreement, IFG bears all other expenses of the Funds, except taxes, interest and brokerage commissions.

NOTE 3 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG or AIM.

At November 30, 2002, there were no outstanding shares of the Money Fund held by other INVESCO mutual funds. Dividends received by other INVESCO mutual funds during the six months ended November 30, 2002 were as follows:

                                                       AMOUNT             DIVIDENDS
                                                        OWNED              RECEIVED   PERCENTAGE
FUND                                            AT 11/30/2002   6/1/2002-11/30/2002        OWNED
-------------------------------------------------------------------------------------------------
INVESCO Core Equity Fund                             $      0         $      87,432         0.00%
INVESCO Small Company Growth Fund                           0                92,099         0.00
INVESCO Telecommunications Fund                             0                 5,774         0.00
INVESCO VIF - High Yield Fund                               0                 7,592         0.00
=================================================================================================
                                                     $      0         $     192,897         0.00%
=================================================================================================

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

For the six months ended November 30, 2002, pension expenses, unfunded accrued pension costs and pension liability were paid by IFG in accordance with the Investment Advisory Agreement and were as follows:

                                                                           UNFUNDED
                                                      PENSION               ACCRUED      PENSION
FUND                                                 EXPENSES         PENSION COSTS    LIABILITY
-------------------------------------------------------------------------------------------------
Money Fund                                           $  5,566         $           0   $  50,426
Tax-Exempt Fund                                           332                     0       4,606

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 4 -- INTERFUND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to lend cash, at rates beneficial to the funds. During the six months ended November 30, 2002, there were no such lendings for any Fund.

FINANCIAL HIGHLIGHTS

TREASURER'S MONEY MARKET RESERVE FUND
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                       SIX MONTHS                                             PERIOD
                                            ENDED                                              ENDED
                                      NOVEMBER 30                YEAR ENDED MAY 31            MAY 31       YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------------
                                             2002          2002         2001         2000       1999(a)       1998          1997
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period  $    1.00     $    1.00    $    1.00    $    1.00   $   1.00     $    1.00     $    1.00
==================================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED
  AND DISTRIBUTED TO SHAREHOLDERS            0.01          0.02         0.06         0.05       0.02          0.05          0.05
==================================================================================================================================
Net Asset Value -- End of Period        $    1.00     $    1.00    $    1.00    $    1.00   $   1.00     $    1.00     $    1.00
==================================================================================================================================

TOTAL RETURN                                0.78%(b)      2.37%        6.03%        5.55%      1.90%(b)      5.46%         5.48%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                        $  594,354    $ 767,528    $  1,428,016 $ 1,185,282 $  52,396    $   34,236    $  67,146
Ratio of Expenses to Average
  Net Assets                                0.13%(b)      0.25%        0.25%        0.25%      0.25%(c)       0.25%        0.25%
Ratio of Net Investment Income to
  Average Net Assets                        0.78%(b)      2.53%        5.89%        5.84%      4.78%(c)       5.35%        5.32%

(a)  From January 1, 1999 to May 31, 1999.

(b)  Based on operations for the period shown and, accordingly,  is not representative of a full year.

(c)  Annualized

FINANCIAL HIGHLIGHTS

TREASURER'S TAX-EXEMPT RESERVE FUND
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                       SIX MONTHS                                             PERIOD
                                            ENDED                                              ENDED
                                      NOVEMBER 30                YEAR ENDED MAY 31            MAY 31       YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------------
                                             2002          2002         2001         2000       1999(a)       1998          1997
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period  $    1.00     $    1.00    $    1.00    $    1.00   $   1.00     $    1.00     $    1.00
==================================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED
  AND DISTRIBUTED TO SHAREHOLDERS            0.01          0.02         0.04         0.04       0.01          0.03          0.04
==================================================================================================================================
Net Asset Value -- End of Period        $    1.00     $    1.00    $    1.00    $    1.00    $  1.00     $    1.00     $    1.00
==================================================================================================================================

TOTAL RETURN                                0.65%(b)      1.81%        3.89%        3.58%      1.16%(b)      3.49%         3.74%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                        $  46,920     $  67,406    $  59,638    $  66,138    $ 30,374    $  36,707     $  22,084
Ratio of Expenses to Average Net Assets     0.13%(b)      0.25%        0.25%        0.25%       0.25%(c)     0.25%         0.25%
Ratio of Net Investment Income to
  Average Net Assets                        0.64%(b)      1.80%        3.81%        3.59%       2.92%(c)     3.38%         3.68%

(a)  From January 1, 1999 to May 31, 1999.

(b)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(c) Annualized

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